Exhibit 10.4

Spousal Consent

The undersigned, Qi CHEN(陈琪), (Identification No.:***), is the lawful spouse of Nan DING(丁楠) (Identification No.: ***). I hereby unconditionally and irrevocably agree to the execution of the following documents by Nan DING as of November 6, 2018 (the “Transaction Documents”) and the disposal of the equity interest of Shenzhen Bangtong Ecommerce Co., Ltd.(深圳市邦同电子商务有限公司)(the “Domestic Company”) held by Nan DING and registered in his name pursuant to the provisions of the following documents:

(1)	The equity interest pledge agreement by and among Nan DING, Jiaxing Bangtong Electronic technology Co., Ltd. (嘉兴市邦同电子科技有限公司) (the “WFOE”), the Domestic Company and other parties;

(2)	The exclusive option agreement by and among Nan DING, Xianyi HAO, the WFOE, the Domestic Company and other parties;

(3)	The loan agreement by and between Nan DING and the WFOE; and

(4)	The power of attorney statement by Nan DING to the WFOE.

I hereby confirm that I do not enjoy any interests or rights in the Domestic Company and hereby undertake not to make any assertions in respect of the equity interest of the Domestic Company. I further confirm that, Nan DING can perform the Transaction Documents and further amend or terminate the Transaction Documents or execute other agreements to replace the Transaction Documents absent any authorization or consent from me.

I hereby undertake to execute all necessary documents, and take all necessary actions, to ensure appropriate performance of the Transaction Documents (as amended from time to time).

I hereby agree and undertake that, if I acquire any equity interests in the Domestic Company for whatever reasons, I shall be bound by the Transaction Documents (as amended from time to time) and shall comply with the obligations of a shareholder of the Domestic Company thereunder. For this purpose, upon the WFOE’s requests, I shall execute a series of written documents in substantially the same format and content as the Transaction Documents (as amended from time to time).

Signature:	/s/ Qi Chen

Date: November 6, 2018